Before you invest, you may want to review the Broadmark Tactical Plus Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Tactical Plus Fund’s Prospectus, SAI and other information about the Fund online at http://www.broadmarkfunds.com. You can also get this information at no cost by calling (877) 742-8061 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated April 1, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Broadmark Tactical Plus Fund (the “Fund”) seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	0.25%	0.00%
Shareholder Service Fees	None	0.01%
Other Expenses	73.47%	28.73%
Acquired Fund Fees and Expenses1	0.14%	0.14%
Total Annual Fund Operating Expenses	75.01%	30.03%
Fee Waiver and/or Expense Reimbursement2	(73.03)%	28.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.98%	1.63%

1
Acquired fund fees and expenses are incurred indirectly by the Fund as a result of its investing in securities issued by one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Expenses to Average Net Assets (which ratio does not include acquired fund fees and expenses) found within the “Financial Highlights” section of this Prospectus.

2
The Fund’s investment adviser, Broadmark Asset Management LLC (the “Adviser”), has agreed, pursuant to a written amended and restated expense limitation agreement (the “Expense Limitation Agreement”), to reduce its investment management fees and/or reimburse other expenses of the Fund to the extent necessary to limit the current operating expenses (exclusive of brokerage costs, interest, taxes, dividends or interest on short positions, any acquired funds fees and expenses and any extraordinary expenses, such as litigation or indemnification costs) of each class of shares of the Fund to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.84% for Investor Class shares and 1.49% for Institutional Class shares. The Expense Limitation Agreement, currently in effect until April 1, 2015, may be terminated at any time, and without payment of any penalty, by the Board of Trustees (the “Board of Trustees” or the “Trustees”) of Broadmark Funds (the “Trust”), on behalf of the Fund, upon 60 days' written notice to the Adviser. As described in the Expense Limitation Agreement, for the first, second and third fiscal years following a fiscal year during which the Adviser waived its fee or otherwise limited expenses of the Fund, the Adviser may seek from the Fund reimbursement for such waiver and/or payments by the Adviser that otherwise would have been payable by the Fund, unless such reimbursement would cause the Fund's annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends or interest on short positions, acquired funds fees and expenses and extraordinary expenses, such as litigation or indemnification costs) to exceed the stated limitations.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that if the Expense Limitation Agreement is not in effect after April 1, 2015, the Fund’s expenses thereafter will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$201	$6,730	$7,317	$7,375
Institutional Class	$166	$4,917	$7,588	$10,204

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund's most recent fiscal year, the Fund’s portfolio turnover rate was 1,814% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures and options on fixed-income instruments, such as futures on government securities.

The Adviser’s investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Adviser believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Adviser considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Adviser seeks to invest in futures, options and options on futures on indices, equity securities and other instruments in sectors and industries or groups of industries that the Adviser believes are attractive on a relative basis. Consistent with this approach, the Adviser may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is a “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Adviser’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

PRINCIPAL RISKS

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund, any one of which could adversely affect the Fund’s net asset value ("NAV") and total return, are set forth below.

Market Risk. The value of securities and other financial instruments may rise or decline due to daily fluctuations in the markets for securities and other financial instruments. Prices of stocks and other instruments change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In declining markets, security prices for all companies or issuers may decline regardless of their long-term prospects, and the Fund’s performance per share will change daily in response to such factors. To the extent that the Fund sells securities short, or engages in a short position, such positions may be affected adversely when prices increase. In addition, simultaneous adverse changes in uncorrelated short and long positions of the Fund increase volatility and the risk of loss to the Fund and its shareholders.

Exchange-Traded Fund Risk. Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the Investment Company Act of 1940, as amended, (the "1940 Act"), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Derivative Risk. Investing in derivatives, including futures contracts, options contracts, options on futures contracts, forward currency contracts and swap agreements, involves the risk of sustaining large and sudden losses. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase its volatility, and fluctuations in the value of a derivative may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk, which is the risk that the other party to the derivative transaction will default on its contractual obligations. Derivatives are also subject to the risk of greater sensitivity to interest rate changes and market price fluctuations than other securities. In addition, it is possible that a liquid secondary market for derivatives will not exist when the Fund seeks to sell or otherwise close a derivatives position, which could subject the Fund to losses. Losses related to derivatives positions may also result from unanticipated market movements. Such losses are potentially unlimited. The Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

The Fund may enter into futures contracts and related options and other commodity interest transactions as permitted under rules promulgated by the Commodity Futures Trading Commission (“CFTC”). The Fund has claimed exclusion under CFTC Rule 4.5 from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Currently, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. If it were no longer eligible for the Rule 4.5 exclusion, the Fund could be required to register with the CFTC and be subject to CFTC rules and regulations. Such registration and regulation could potentially limit or restrict the Fund’s ability to pursue its investment strategies and/or increase the costs of implementing its strategies.

Short Sale and Short Positions Risk. Selling short securities or engaging in short positions involves unlimited risk, including the possibility that losses to the Fund may exceed the original amount it invested. The Fund may be unable to close out a short position at an opportune time or at an attractive price. Because the Fund must borrow securities to engage in a short sale, the Fund must deliver the securities promptly, either by borrowing from another lender or buying the securities in the open market, if the lender demands that the securities be returned. Because short selling involves leverage, adverse changes in the value of securities sold short could result in losses greater than the proceeds obtained by the Fund in the short sale. In addition, simultaneous adverse changes in uncorrelated short and long positions of the Fund increase volatility and the risk of loss to the Fund and its shareholders.

Borrowing and Leverage Risk. Because borrowing for investment purposes creates leverage, the effect of any increase or decrease in the market price of securities or other financial instruments held in the Fund’s portfolio will be exaggerated with respect to the NAV of the Fund. This, in turn, may cause greater volatility. To the extent that the Fund borrows money, the borrowed amounts will be subject to interest and other costs, such as commitment fees and/or the cost of maintaining minimum average balances. These costs may exceed gain on the instruments purchased with the borrowed funds and reduce the Fund’s total return. Using leverage will adversely affect the Fund’s performance unless the income and capital appreciation, if any, on the instruments acquired with borrowed funds exceed the borrowing costs.

Hedging Risk. Although hedging activities are generally engaged in to help offset negative movements with respect to an investment, such activities will not always be successful. Moreover, hedging may cause the Fund to lose money and may reduce the opportunity for gain.

Equity Securities Risk. Investing in equity securities includes the risk that the securities selected for investment will not perform as anticipated, and the risk that the markets or sectors in which the Fund invests may experience periods of turbulence and instability. In addition, investing in equities involves the risk that domestic and global economies typically face periods of decline and cyclical change. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, may be attached to or acquired in connection with debt securities. Preferred stock pays dividends at a specified rate and has precedence over common stock as to the payment of dividends. In addition, the value of equity securities may be adversely affected by accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, changes in company management and, with respect to preferred stocks, fluctuations in response to changes in interest rates and the creditworthiness of the issuer.

Debt Securities Risk. The debt securities in which the Fund may invest are subject to a variety of risks, including credit risk, interest rate risk, market risk, prepayment risk and extension risk. In addition, these securities are also subject to the risks associated with changes in investor demand and any weakening of a debt security issuer’s financial condition. Certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures.

•
Credit Risk. Credit risk involves the risk that an issuer of debt securities may fail to make timely payments of interest or principal, or that a counterparty to a derivative transaction may default on its obligation under the contract. In addition, any change in the financial strength of an issuer or in the rating of a security may affect the security's value. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to the risk that such securities may become subject to a plan of reorganization that can diminish or eliminate their value.

•
Interest Rate Risk. Interest rate risk involves the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

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Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

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Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Volatility and Creditworthiness Risk. The recent downgrade of the U.S. credit rating may adversely affect Fund performance. In August 2011, Standard & Poor’s Rating Services (“S&P”) downgraded the U.S. government's credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government's credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund’s performance.

Non-U.S. Securities and Emerging Market Securities Risk. The Fund may invest directly in foreign (non-U.S.) securities, including securities of issuers located in countries with emerging markets, and may invest in securities with exposure to the returns of an international market. The Fund may also invest in depositary receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments, and other foreign money market instruments. An issuer of a security generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, the country; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country; or (iii) the issuer has at least 50% of its assets in the country. To the extent that the Fund invests in securities issued by foreign companies, it will be subject to the risks associated with changes in currency rates and exchange control regulations, limited or no uniformity in accounting, auditing, and financial reporting standards pertaining to issuers and foreign service providers, the effect of foreign withholding taxes on dividends and interest (which may reduce the net return to Fund shareholders), the risk of currency value fluctuation, the risk of possible expropriation or confiscation and the risk of political or social instability, each of which could negatively affect the Fund. Investing in foreign securities in countries with newly organized or less developed securities markets typically involves greater risk than investing in securities of issuers in developed countries. Economic structures in emerging market countries are generally less diverse and established than those in developed countries. Investments in such countries may be adversely affected by, among other risks, government restrictions on foreign investment, sudden and substantial price declines, potentially smaller securities markets and lower trading volumes, which may cause relative illiquidity and greater volatility than investments in developed countries.

Recent Market Events. The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which the Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Cash and Cash Equivalents Risk. It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund's expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Management Risk. The Fund is actively managed and could experience losses if the Adviser’s judgment about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the Adviser’s investment decisions will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of the Fund.

Portfolio Turnover Risk. The Fund may engage in active trading of its portfolio securities to achieve its investment strategies, which may result in an increased portfolio turnover rate. Active trading may involve paying brokerage commissions and other transaction costs and could result in the realization of short-term capital gains. To the extent that the Fund has an increased portfolio turnover rate, the Fund's performance may be affected.

New Fund Risk. The Fund has a limited operating history. The Fund may not be successful in implementing its investment strategy or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the 1-year period ended December 31, 2013 and since the Fund's inception. The table compares the Fund's average annual total returns for the periods indicated to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.broadmarkfunds.com or by calling 1-877-742-8061.

Annual Total Returns (years ended December 31)
Investor Class Shares

*	The Fund's calendar year-to-date returns for the first calendar quarter were -2.86% for Investor Class shares.

Annual Total Returns Investor Class Shares
Best Quarter:	4th Quarter, 2013	+9.64%
Worst Quarter:	2nd Quarter, 2013	-0.48%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2013)
	1 Year	Since Date of Inception (December 31, 2012)
Investor Class Shares
Return Before Taxes	18.63%	18.63%
Return After Taxes on Distributions	17.46%	17.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.85%	10.85%
Institutional Class Shares
Return Before Taxes	19.03%	19.03%
Standard & Poor’s 500 Index1 (reflects no deduction for fees, expenses or taxes)	32.39%	32.39%

1
The Standard & Poor's 500 Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capit alization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Investor Class shares only and will vary from the after-tax returns of Institutional Class shares, which have a different expense ratio.

MANAGEMENT OF THE FUND’S PORTFOLIO

Broadmark Asset Management LLC serves as investment adviser to the Fund.

Christopher J. Guptill, Co-Chief Executive Officer and Chief Investment Officer of the Adviser, is the portfolio manager of the Fund. Mr. Guptill has been responsible for the day-to-day management of the Fund's portfolio since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day (normally any day when the New York Stock Exchange (the “NYSE”) is open) by contacting the Fund by telephone at (877) 742-8061 or in writing at: Broadmark Tactical Plus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

The minimum initial investment is $4,000 for Investor Class shares and $100,000 for Institutional Class shares, and the minimum subsequent investment for Investor Class Shares is $100. There is no minimum subsequent investment amount for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

TAX INFORMATION

The Fund’s distributions to its shareholders will generally be taxed as ordinary income or capital gains, unless a shareholder has invested through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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